Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Vestergaard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Destiny Media Technologies, Inc. for the nine months ended May 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Destiny Media Technologies, Inc..

By:	/s/Steven Vestergaard

Name:	STEVEN VESTERGAARD

Title:	Chief Executive Officer

Date:	July 14, 2014